Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

On August 3, 2026, Kustom Entertainment, Inc. (the “Company,” formerly Digital Ally, Inc.) closed an Asset Purchase Agreement (the “Agreement”) with Cycurion, Inc., a Delaware corporation (“Cycurion”), whereby the Company agreed to sell and convey certain assets, and transfer certain liabilities, of its video solutions business (the “Video Solutions Business”), which develops, sells, licenses, supports and services video hardware, camera products, software and related solutions for law enforcement, public safety and commercial customers, to Cycurion. The transaction was structured as a sale of specific assets and an assumption of specified liabilities rather than a sale of a subsidiary; accordingly, no legal entity or equity interest was transferred. The Agreement was entered into on June 24, 2026, and was amended by Amendment No. 1 and Forbearance / Extension Agreement dated July 23, 2026 (the “Amendment”), and the transaction closed on August 3, 2026, with an effective date of June 30, 2026.

Under the Agreement, as amended, the Company agreed to sell and Cycurion agreed to purchase the Acquired Assets (as defined in the Agreement), and Cycurion agreed to assume certain specified liabilities, for the consideration and on the terms and conditions provided for in the Agreement, as amended. The transfer of the Acquired Assets and the assumption of the assumed liabilities are deemed to occur as of 11:59 p.m., New York time, on June 30, 2026. The Agreement, as amended, provides for the following consideration and principal terms:

●	A cash payment of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) paid to the Company, inclusive of the $250,000 non-refundable extension payment received on July 27, 2026 upon execution of the Amendment, which was credited against the aggregate purchase price at Closing.

●	A secured promissory note issued by the Buyer in the principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) (the “Note”), bearing interest at 7% per annum, , for a term of three (3) years, with interest-only payments during the first six months followed by thirty (30) monthly installments of principal and interest, maturing three years from closing. The Note is secured by the assets acquired in the transaction and may be prepaid without penalty.

●	A symmetrical earn-out and clawback arrangement based on the post-closing revenue of the Video Solutions Business for the fiscal years ending December 31, 2026 and December 31, 2027. The Company may receive earn-out payments if revenue exceeds the applicable annual target ($5,500,000 for 2026 and $5,800,000 for 2027), and may be subject to a clawback (a reduction of the purchase price) if revenue falls more than 20% below target. The earn-out and clawback are each capped at $500,000 per year and $1,000,000 in the aggregate.

●	Series H Preferred Stock of Cycurion with an aggregate stated value of $600,000, issued pursuant to the Amendment in replacement of the two million (2,000,000) warrants originally contemplated by the Agreement, which were cancelled. The Series H Preferred Stock accrues cumulative dividends of 12.0% per annum payable quarterly in shares of Cycurion common stock, and is convertible at the holder’s option at $1.45 per share, subject to anti-dilution adjustments and a 9.99% beneficial ownership limitation. The Series H Preferred Stock carries a liquidation preference of stated value plus accrued dividends, class voting protections, registration rights for the underlying common shares, and a twelve (12) month leak-out on resales.

The following unaudited pro forma condensed consolidated financial statements (“Unaudited Pro Forma Statements”) and explanatory notes are based on the Company’s historical condensed consolidated financial statements adjusted to give effect to the sale of the Video Solutions Business. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2026 and for the year ended December 31, 2025 have been prepared with the assumption that the sale of the Video Solutions Business occurred as of January 1, 2025. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2026 has been prepared with the assumption that the sale of the Video Solutions Business was completed as of the balance sheet date. The Unaudited Pro Forma Statements have been prepared by the Company based on assumptions deemed appropriate by the Company’s management. An explanation of pro forma adjustments is set forth in the notes hereto.

The Unaudited Pro Forma Statements are presented for illustrative purposes only and do not necessarily reflect what the Company’s financial condition or results of operations would have been had the sale of the Video Solutions Business occurred on the date indicated. Additionally, the Unaudited Pro Forma Statements do not purport to project the future financial condition or results of operations of the Company.

The Unaudited Pro Forma Statements should be read in conjunction with the audited financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as the Company’s unaudited condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026.

KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2026

(unaudited)

	Historical Kustom Entertainment, Inc.	Disposition of Video Solutions Business (a)	Other Adjustments (b)	Pro Forma Kustom Entertainment, Inc.
ASSETS
Current Assets:
Cash and cash equivalents	$1,224,321	$—	$1,250,000	$2,474,321
Accounts receivable	326,278	(243,230)	—	83,048
Subscriptions receivable	3,035,465	(3,035,465)	—	—
Other receivables	292,601	—	—	292,601
Notes receivable	383,909	—	4,250,000	4,633,909
Inventories, net	2,148,228	(2,023,259)	—	124,969
Prepaid expenses	1,987,805	(339,729)	—	1,648,076

Total current assets	9,398,607	(5,641,683)	5,500,000	9,256,924

Property plant and equipment, net	519,516	(74,479)	—	445,037
Goodwill and other intangible assets, net	5,029,035	(169,309)	—	4,859,726
Operating lease right of use assets, net	1,041,420	(129,014)	—	912,406
Subscriptions receivables – long term	2,456,719	(2,456,719)	—	—
Notes receivable - long term	396,640	—	—	396,640
Investment in Series H Preferred Stock of Cycurion	—	—	305,000	305,000
Other assets	291,930	(101,541)	—	190,389

Total assets	$19,133,867	$(8,572,745)	$5,805,000	$16,366,122

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,284,867	$(292,994)	$—	$3,991,873
Accrued expenses	536,526	(201,073)	—	335,453
Current portion of operating lease Obligations	248,841	(79,578)	—	169,263
Deferred revenue – current portion	3,862,440	(3,055,291)	—	807,149
Debt obligations – current portion	518,575	—	—	518,575
Warrant derivative liabilities	8	—	—	8
Income taxes payable	10,441	—	—	10,441

Total current liabilities	9,461,698	(3,628,936)	—	5,832,762

Long-term liabilities:
Debt obligations – long-term	136,635	—	—	136,635
Operating lease obligation – long-term	771,987	(49,436)	—	722,551
Deferred revenue – long term	4,057,343	(4,057,343)	—	—
Notes payable – related party – long-term portion	411,698	—	—	411,698

Total liabilities	14,839,361	(7,735,715)	—	7,103,646

Stockholders’ equity:
Common stock, $0.001 par value	527	—	—	527
Additional paid-in-capital	151,906,315	—	—	151,906,315
Noncontrolling interest in consolidated Subsidiary	—	—	—	—
Accumulated deficit	(147,612,336)	(837,030)	5,805,000	(142,644,366)

Total stockholders’ equity	4,294,506	(837,030)	5,805,000	9,262,476

Total liabilities and stockholders’ equity	$19,133,867	$(8,572,745)	$5,805,000	$16,366,122

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2026

(unaudited)

	Historical Kustom Entertainment, Inc,	Disposition of Video Solutions Business (a)	Other Adjustments (b)	Pro Forma Kustom Entertainment, Inc,
Revenue:
Product	$562,226	$(226,120)	$—	$336,106
Service and other	3,752,010	(882,359)	—	2,869,651

Total revenue	4,314,236	(1,108,479)	—	3,205,757

Cost of revenue:
Product	782,248	(401,591)	—	380,657
Service and other	2,927,941	(321,358)	—	2,606,583

Total cost of revenue	3,710,189	(722,949)	—	2,987,240

Gross profit	604,047	(385,530)	—	218,517

Selling, general and administrative expenses:
Research and development expense	143,089	(143,089)	—	—
Selling, advertising and promotional expense	274,411	(131,036)	—	143,375
General and administrative expense	1,483,534	(378,450)	—	1,105,084

Total selling, general and administrative expenses	1,901,034	(652,575)	—	1,248,459
			—
Operating income (loss)	(1,296,987)	267,045	—	(1,029,942)

Other income (expense):
Interest income	76,806	—	—	76,806
Interest expense	(67,450)	—	—	(67,450)
Other income (loss)	—	—	—	—
Change in fair value of warrant derivative liabilities	(289,355)	—	—	(289,355)
Gain on extinguishment of liabilities	63,259	—	—	63,259

Total other income (expense) from continuing operations	(216,740)	—	—	(216,740)

Income (loss) before income tax benefit (provision) from continuing operations	(1,513,727)	267,045	—	(1,246,682)
Income tax expense benefit (provision)	—	—	—	—
Net income (loss) from continuing operations	(1,513,727)	267,045	—	(1,246,682)

Discontinued operations:
Income (loss) from discontinued operations	(4,371,588)	—	—	(4,371,588)

Income tax expense benefit (provision)	—	—	—	—
Net income (loss) from discontinued operations	(4,371,588)	—	—	(4,371,588)

Net income (loss)	(5,885,315)	267,045	—	(5,618,270)

Net income (loss) attributable to common stockholders	$(5,885,315)	$267,045	$—	$(5,618,270)

Net income (loss) per share attributable to common stockholders’ information:

Net loss per share information:
Basic:
Continuing operations	$(3.44)	—	—	$(2.84)
Discontinued operations	$(9.95)	—	—	$(9.95)
Net income (loss) attributable to common stockholders per share – basic	$(13.39)	—	—	$(12.79)
		—	—
Diluted:		—	—
Continuing operations	$(3.44)	—	—	$(2.84)
Discontinued operations	$(9.95)	—	—	$(9.95)
Net income (loss) attributable to common stockholders per share – diluted	$(13.39)	—	—	$(12.79)

Weighted average shares outstanding:
Basic	439,556	—	—	439,556
Diluted	439,556	—	—	439,556

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

KUSTOM ENTERTAINMENT, INC.

(formerly Digital Ally, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

(unaudited)

	Historical Kustom Entertainment, Inc,	Disposition of Video Solutions Business (a)	Other Adjustments (b)	Pro Forma Kustom Entertainment, Inc,
Revenue:
Product	$4,337,276	$(1,184,079)	$—	$3,153,197
Service and other	9,416,879	(3,916,678)	—	5,500,201

Total revenue	13,754,155	(5,100,757)	—	8,653,398

Cost of revenue:
Product	6,333,622	(1,523,613)	—	4,810,009
Service and other	6,071,478	(1,259,293)	—	4,812,185

Total cost of revenue	12,405,100	(2,782,906)	—	9,622,194

Gross profit	1,349,055	(2,317,851)	—	(968,796)

Selling, general and administrative expenses:
Research and development expense	551,447	(551,447)	—	—
Selling, advertising and promotional expense	721,690	(426,048)	—	295,642
General and administrative expense	8,424,672	(1,943,934)		6,480,738
Goodwill and intangible asset impairment charge	2,533,667	—	—	2,533,667

Total selling, general and administrative expenses	12,231,476	(2,921,429)	—	9,310,047

Operating loss	(10,882,421)	603,578	—	(10,278,843)

Other income (expense):
Interest income	116,545	—	—	116,545
Interest expense	(1,102,352)	—	—	(1,102,352)
Other income	346,024	—	—	346,024
Change in fair value of warrant derivative liabilities	3,331,616	—	—	3,331,616
Gain on extinguishment of liabilities	2,234,658	—	—	2,234,658

Total other income (expense) from continuing operations	4,926,491	—	—	4,926,491

Loss before income tax benefit (provision) from continuing operations	(5,955,930)	603,578	—	(5,352,352)
Income tax expense benefit (provision)	—	—	—	—
Net loss from continuing operations	(5,955,930)	603,578	—	(5,352,352)

Discontinued operations:
Loss from discontinued operations	(1,403,094)	—	—	(1,403,094)

Income tax expense benefit (provision)	—	—	—	—
Net loss from discontinued operations	(1,403,094)	—	—	(1,403,094)

Net loss	(7,359,024)	603,578	—	(6,755,446)

Net income attributable to noncontrolling interests	687,516	—	—	687,516

Net loss attributable to common stockholders	$(6,671,508)	$603,578	$—	$(6,067,930)

Net loss per share attributable to common stockholders’ information:

Net loss per share information:
Basic:
Continuing operations	$(15.38)	—	—	$(13.82)
Discontinued operations	$(1.85)	—	—	$(1.85)
Net loss attributable to common stockholders per share – basic	$(17.23)	—	—	$(15.67)

Diluted:
Continuing operations	$(15.38)	—	—	$(13.82)
Discontinued operations	$(1.85)	—	—	$(1.85)
Net loss attributable to common stockholders per share – diluted	$(17.23)	—	—	$(15.67)

Weighted average shares outstanding:
Basic	387,144	—	—	387,144
Diluted	387,144	—	—	387,144

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

KUSTOM ENTERTAINMENT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 Description of the Transaction and Basis of Presentation

On August 3, 2026, Kustom Entertainment, Inc. (the “Company,” formerly Digital Ally, Inc.) completed the sale of substantially all of the operating assets comprising its Video Solutions business (the “Video Solutions Business”) to Cycurion, Inc. (the “Buyer”), pursuant to an Asset Purchase Agreement dated June 24, 2026 (the “Agreement”), as amended by Amendment No. 1 and Forbearance / Extension Agreement dated July 23, 2026 (the “Amendment”), subject to the assumption of certain Video Solutions Business operating liabilities as defined in the Agreement. The transfer of the Video Solutions Business was deemed effective as of 11:59 p.m. New York time on June 30, 2026.

Under the Agreement, as amended, the Company sold, and the Buyer purchased the assets of the Video Solutions Business for the consideration and on the terms and conditions provided for in the Agreement, as amended. The Agreement, as amended, provided for the following consideration and principal terms:

●	A cash payment of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) paid to the Company, inclusive of the $250,000 non-refundable extension payment received on July 27, 2026 upon execution of the Amendment, which was credited against the aggregate purchase price at Closing.

●	A secured promissory note issued by the Buyer in the principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) (the “Note”), bearing interest at 7% per annum, , for a term of three (3) years, with interest-only payments during the first six months followed by thirty (30) monthly installments of principal and interest, maturing three years from closing. The Note is secured by the assets acquired in the transaction and may be prepaid without penalty.

●	A symmetrical earn-out and clawback arrangement based on the post-closing revenue of the Video Solutions Business for the fiscal years ending December 31, 2026 and December 31, 2027. The Company may receive earn-out payments if revenue exceeds the applicable annual target ($5,500,000 for 2026 and $5,800,000 for 2027), and may be subject to a clawback (a reduction of the purchase price) if revenue falls more than 20% below target. The earn-out and clawback are each capped at $500,000 per year and $1,000,000 in the aggregate.

●	Series H Preferred Stock of Cycurion with an aggregate stated value of $600,000, issued pursuant to the Amendment in replacement of the two million (2,000,000) warrants originally contemplated by the Agreement, which were cancelled. The Series H Preferred Stock accrues cumulative dividends of 12.0% per annum payable quarterly in shares of Cycurion common stock, and is convertible at the holder’s option at $1.45 per share, subject to anti-dilution adjustments and a 9.99% beneficial ownership limitation. The Series H Preferred Stock carries a liquidation preference of stated value plus accrued dividends, class voting protections, registration rights for the underlying common shares, and a twelve (12) month leak-out on resales.

Note 2 Pro Forma Adjustments

The pro forma adjustments included in the Unaudited Pro Forma Condensed Consolidated Statements of Operations, including certain adjustments that were made to the historical presentation of the Company as follows:

(a)	Adjustments to reflect the disposition of the Company’s Video Solutions Business pursuant to the terms of the Agreement. Such adjustments include the sale of all operating assets comprising the Video Solutions Business subject to the assumption of certain Video Solutions Business operating liabilities as defined in the Agreement.

(b)	Represents the consideration received by the Company pursuant to the Agreement including i) $1,250,000 cash, inclusive of the $250,000 extension payment received upon execution of the Amendment and credited against the purchase price at closing, ii) a secured promissory note issued by the Buyer in the principal amount of $4,250,000 to the Company, bearing 7% interest, with interest-only payments for the first six months followed by thirty monthly installments of principal and interest, maturing three years from closing, iii) a symmetrical earn-out and clawback arrangement based on the Video Solutions Business’s revenue for fiscal years 2026 and 2027, capped at $1,000,000 in the aggregate in either direction, and iv) Series H preferred stock of the buyer with an aggregate stated value of $600,000, issued pursuant to the Amendment in replacement of the warrants originally contemplated by the Agreement, recorded at an estimated fair value of approximately $305,000 as of March 31,2026, which is preliminary and subject to remeasurement based on market inputs as of the issuance date.